Exhibit 99.1

TESLA

Investor Presentation

TESLA

Best of Silicon Valley and Auto

Elon Musk

CEO, Product Architect

SPACEX

SolarCity

PayPal

Arnnon Geshuri

VP, Human Resources

Google

Jim Dunlay

VP, Hardware

HP invent

Sun Microsystems

JB Straubel

CTO

Innovator of the Year

Ricardo Reyes

VP, Communications

Google YouTube

George Blankenship

SVP, Sales

GAP

Deepak Ahuja

CFO

FORD

Gilbert Passin

VP, Manufacturing

TOYOTA John Walker

VP, N. American Sales

AUDI

GM

Franz von Holzhausen

Chief Designer

Audi

GM

Peter Rawlinson

VP & Chief Engineer

Corus

JAGUAR

LOTUS

Cristiano Carlutti

VP, European Sales

FIAT

2

© Copyright 2011 Tesla Motors, Inc. Proprietary and Confidential, disclosed under NDA

TESLA

Engineering Team Growth

TESLA

Manufacturing Engineering

500

Vehicle Engineering

450

Powertrain Engineering

400 350 300 250 200 150 100 50 0

Q1 10 Q2 10 Q3 10

Includes employees and contractors

© Copyright 2011 Tesla Motors, Inc. Proprietary and Confidential, disclosed under NDA

TESLA

Toyota TOYOTA

TESLA

• $50M investment at IPO

• Executed $9M prototype contract for RAV4 EV

• Executed development contract

– Developing full integrated powertrain with battery, charger, motor, gearbox and control software

– Expecting revenue of $60M

• RAV4 EV Development progressing

– Delivering early prototypes since July

– Prototype revealed in November at LA Auto Show

• Negotiating supply agreement for production RAV4 EV

© Copyright 2011 Tesla Motors, Inc. Proprietary and Confidential, disclosed under NDA

TOYOTA RAV4

TESLA

Panasonic

Panasonic

TESLA

• $30 million investment in Q4 2010

• Builds upon long standing relationship

• No requirements to use Panasonic cells exclusively

• Custom 18650 automotive cell in development

– Improved cycle life

– Improved performance

– Improved safety

– Lower cost

“Tesla leads the auto battery pack industry. We are honored to be working with them.”

-Munhesa Ikoma, Panasonic CTO

© Copyright 2011 Tesla Motors, Inc. Proprietary and Confidential, disclosed under NDA

TESLA

Daimler

TESLA

• Smart fortwo electric drive

– Order for 1,500 vehicles

– Shipping production battery packs and chargers since late 2009

• Mercedes A-Class electric vehicle

– Order for 500 vehicles expected

– Completed all development milestones in Q4 2010

– Now shipping production battery packs and chargers

Overall Sales to Daimler

($M)

$12

$9

$6

$3

$-

Q1 10 Q2 10 Q3 10

© Copyright 2011 Tesla Motors, Inc. Proprietary and Confidential, disclosed under NDA

TESLA

Roadster Leading the Way

TESLA

• New stores in Tokyo, Copenhagen, Milan, Newport Beach and Paris

• Over 1,400 Roadsters on the road in 31 countries

• Over 8 million miles driven

Existing Planned 7

© Copyright 2011 Tesla Motors, Inc. Proprietary and Confidential, disclosed under NDA

TESLA

Model S

TESLA

• 20,000 units annually*

• ~1% share of premium global market

* Projected for 2013 Model S Prototype 8

In a Class of its Own

TESLA

Features* Performance*

More cargo room than any other sedan Up to 300 miles per charge

5 star crash rating 45 minute quick charge

17 inch 3DFX touchscreen computer Rapid battery swap

4G wireless connectivity 0-60 mph: under 6 seconds

Applications platform Exceptional handling

* Planned 9

© Copyright 2011 Tesla Motors, Inc. Proprietary and Confidential, disclosed under NDA

TESLA

Cumulative Model S Reservations

TESLA

3,500

3,000

2,500

2,000

1,500

1,000

500 -

Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10

Note: Sales team not actively focused on getting Model S reservations Minimum $5,000 reservation price

Platform for Broader Market Opportunity

TESLA

Sedan Cabriolet Van Crossover/SUV

Common Powertrain

Revolutionary Packaging

Adaptable Common Platform

11

© Copyright 2011 Tesla Motors, Inc. Proprietary and Confidential, disclosed under NDA

TESLA

Progressing on Model S

2010 2011 2012

Mfg* Engineering*

Alpha build Beta build Production validation

External body design and engineering Crash test program begins Release candidate build

Stamping facility online Deliveries begin Safety and structural design

Paint shop operational

Supplier sourcing Installation of tooling equipment

Site preparation

*Planned

Fremont Facility

TESLA

• Purchase Price: $42MM

• Historical annual capacity of over 400,000 units

• Proven facility used until recently to produce high quality cars

• Offers several advantages for Model S production

• Ideal for Gen III EV

Truck Paint Shop

Offices

Final Assembly

Body In White

Plastics

Material Handling

Press Shop

Planned Model S Facilities* Future Programs

*Illustrative Drawing

© Copyright 2011 Tesla Motors, Inc. Proprietary and Confidential, disclosed under NDA

TESLA

Strategic Asset Purchases

TESLA

BTR1

3A Stamping Line Blanking Line

11 Cranes 1B Stamping Line

Car Paint Truck Paint

© Copyright 2011 Tesla Motors, Inc. Proprietary and Confidential, disclosed under NDA

TESLA

Fremont Facility

TESLA

• Ownership transfer complete

• Legacy equipment removal on schedule

• Executing on detailed plans with suppliers in each shop (stamping, body, plastics, paint and final assembly)

• Manufacturing equipment arriving

• Preparing facility and processes for prototype builds in 2011

Chassis 1

Chassis 2 & Final

Delivery

Trim

© Copyright 2011 Tesla Motors, Inc. Proprietary and Confidential, disclosed under NDA

TESLA